                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 16, 1999

                            THE CHASE MANHATTAN BANK
              (formerly known as "The Chase Manhattan Bank, N.A.")
              ----------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)

                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
                  ---------------------------------------------
                      (Issuer with respect to Certificates)

         New York                       33-93570                13-2633612
------------------------------  ------------------------  ---------------------
(State or other jurisdiction    (Commission File Number)  (IRS Employer
of incorporation)                                           Identification No.)

          270 Park Avenue, New York, New York                10017
          ---------------------------------------------      -----------
          (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:

         On February 16, 1999, Chase Manhattan Home Equity Loan Trust 1995-1 made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, between The Chase Manhattan Bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

         On March 15, 1999, Chase Manhattan Home Equity Loan Trust 1995-1 made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, between The Chase Manhattan Bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

         On April 15, 1999, Chase Manhattan Home Equity Loan Trust 1995-1 made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, between The Chase Manhattan Bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

         On May 17, 1999, Chase Manhattan Home Equity Loan Trust 1995-1 (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1995, between The Chase Manhattan Bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

         Copies of the Certificateholder Reports for such Distribution Dates delivered pursuant to section 5.03 of the Pooling and Servicing Agreement are being filed as exhibits 20.1, 20.2, 20.3 and 20.4 to this Current Report on Form 8-K.


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Item 7(c).   Exhibits

             Exhibits          Description
             ---------         -----------

               20.1 Monthly Certificateholders statement with respect to the February 16, 1999 distribution.

               20.2 Monthly Certificateholders statement with respect to the March 15, 1999 distribution.


               20.3 Monthly Certificateholders statement with respect to the April 15, 1999 distribution.


               20.4 Monthly Certificateholders statement with respect to the May 17, 1999 distribution.




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                                        INDEX TO EXHIBITS
                                        -----------------

Exhibit No.                             Description
-----------                             -----------

20.1 Certificateholder Report dated February 16, 1999 delivered pursuant to Section
                                        5.03 of the Pooling and Servicing
                                        Agreement dated as of September 1, 1995.

20.2 Certificateholder Report dated March 15, 1999 delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement dated as of September 1, 1995.

20.3 Certificateholder Report dated April 15, 1999 delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement dated as of September 1, 1995.

20.4 Certificateholder Report dated May 17, 1999 delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement dated as of September 1, 1995.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 23, 1999

                                       The Chase Manhattan Bank,
                                       as Servicer

                                       By: Chase Manhattan Mortgage
                                       Corporation



                                       By: /s/ Richard P. Dargan
                                           ------------------------
                                       Name:   Richard P. Dargan
                                       Title:  Vice President